UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06325

BNY Mellon Midcap Index Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2020

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Midcap Index Fund, Inc.

ANNUAL REPORT October 31, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R  M O R E  I N F O R M AT I O N

Back Cover

BNY Mellon Midcap Index Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Midcap Index Fund, Inc., covering the 12-month period from November 1, 2019 through October 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Accommodative rate policies from the U.S. Federal Reserve (the “Fed”) and progress towards a U.S./China trade deal stoked optimism about future economic growth prospects the final months of 2019, fueling an equity rally. As we entered 2020, optimism turned to concern as COVID-19 began to spread across portions of Asia and Europe. When the virus reached the U.S. in March 2020, stocks became volatile. U.S. equities posted historic losses during the month due to investor concern over the economic impact of a widespread quarantine. Global central banks and governments launched emergency stimulus measures to support their respective economies, and equity valuations began to rebound, trending upward until the fall. Volatility returned in September 2020 and continued through October, as concerns over rising COVID-19 infection rates, continued trade tensions, the U.S. Congress’ failure to pass additional financial assistance and anxiety over the upcoming U.S. election constrained equity valuations.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. In 2019, as stocks rallied in response to Fed rate cuts, risk-asset valuations also rose while Treasuries lagged. When COVID-19 began to emerge, a flight to quality ensued, and Treasury rates fell significantly. The Fed cut rates twice in March 2020, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. Risk-asset prices began to rebound, and bond indices generally rose until September 2020, when investment-grade instrument prices stalled. Yields in the intermediate and long portions of the Treasury curve rose during October, further constraining bond prices.

We believe the near-term outlook for the U.S. will be challenging, as the country continues to battle COVID-19. As always, we will monitor relevant data for meaningful developments. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.

November 16, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2019 through October 31, 2020, as provided by Thomas J. Durante, CFA, David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll, and Marlene Walker Smith, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2020, BNY Mellon Midcap Index Fund, Inc. Class I shares produced a total return of -1.42%, and its Investor shares returned -1.66%.1 In comparison, the S&P MidCap 400® Index (the “Index”), the fund’s benchmark, produced a total return of -1.15% for the same period.2,3

Mid-cap stocks fell modestly during the reporting period, due largely to volatility brought on by the spread of COVID-19. The difference in returns between the fund and the Index during the reporting period was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund generally is fully invested in stocks included in the Index and in futures whose performance is tied to the Index. The fund generally invests in all 400 stocks in the Index, in proportion to their weighting in the Index.

The Index is an unmanaged index of 400 common stocks of medium-sized companies. S&P weights each company’s stock in the Index by its market capitalization (i.e., the share price times the number of shares outstanding), adjusted by the number of available float shares (i.e., those shares available to public investors). Companies included in the Index generally have market capitalizations ranging between approximately $2.4 billion and $8.2 billion, to the extent consistent with market conditions.

Central Bank Policy and COVID-19 Influence Markets

U.S. equities gained over the end of 2019, as investor optimism regarding trade and future economic growth prospects bolstered sentiment. Continued accommodative policies by the U.S. Federal Reserve (the “Fed”), coupled with encouraging economic data releases, worked to fuel a risk-on environment. Greater certainty as to the timing of Brexit was also forthcoming and aided investor optimism. In addition, as the year-end approached, both the U.S. and China indicated that a ‘Phase-One’ trade deal would be signed in early 2020.

Markets gave way to extreme risk aversion in early 2020, as the global scope of the COVID-19 pandemic became apparent. Equity valuations in the U.S. remained robust throughout January and February 2020, while markets in areas that experienced the virus earlier, such as China, began to experience volatility closer to the start of the calendar year. Financial markets also had to contend with a second major shock in the form of an oil-price war between Saudi Arabia and Russia, which caused oil prices to fall precipitously in March 2020. Worldwide, governments and central banks launched an unprecedented array of fiscal initiatives that sought to offset the economic impact of widespread lockdown measures and bolster asset prices. The intervention provided comfort to investors, and indices began to rally towards the end of March 2020. Supported by the intervention, equities generally went on to stage a recovery that lasted through August 2020. However, the recovery was company

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

and sector specific, as several industries that remained affected by COVID-19 prevention procedures did not fully participate. In September, volatility crept back into equity markets, as increasing COVID-19 infection rates began to concern investors. By October, several countries had begun to reinstitute some degree of behavioral restriction among residents in order to stem the spread of the virus. In addition, mounting political rhetoric in the U.S. due to the election, renewed trade difficulties between the U.S. and China, and other geopolitical events stoked investor anxiety. Stocks continued to exhibit volatility through the end of the period.

In this environment, mid-cap stocks produced lower returns than their large-cap counterparts but outperformed small-cap equities.

Real Estate Securities Weigh on the Market

As people sheltered in place during COVID-19 lockdowns, real estate securities suffered. Low demand for commercial real estate was a prime culprit. With people working from home, businesses are not renewing their office space leases, and new leases are not being signed. Mall REITs have also been imperiled by reduced foot traffic at retail locations. Some anchor stores have filed for bankruptcy, and others have stopped making lease payments, driving down the price of these securities. Financials stocks also struggled during the year. Mid-sized banks were particularly hard hit, and several were downgraded during the period. Lower rates generally reduce the profitability of lending products, and rates fell throughout much of the 12 months. Banks have also begun to build their loan loss reserves, bracing for widespread defaults that could damage their financial health. Insurance companies also came under pressure, as investors speculated over the possible extent of costs associated with COVID-19 claims. Utilities stocks also suffered during the period. Commercial and industrial demand fell during lockdown periods, as people did not occupy office buildings or manufacturing facilities. The financial health of several utilities companies was hurt due to the low interest-rate environment, as these organizations earned less on their investments.

There were spots of resilience within the mid-cap markets. The health care sector posted a positive return and led the Index for the period. Many smaller biotechnology companies partnered with larger drug makers to develop and distribute COVID-19 therapies and treatments, bolstering stock prices for the industry. Equipment and supplies companies, particularly those that produce diagnostic testing supplies, generally performed well. Remote body systems-monitoring companies benefited from an increase in demand, due to the shift to more medical care being provided at home through online applications. Within the information technology sector, semiconductors and semiconductor equipment companies outperformed. When the lockdown began, companies that manufacture electronics became concerned about the rate of chip production and began hoarding them, increasing demand and driving up the stock price of chip manufacturers. Demand for solar panels, which contain semiconductors, also increased during the period, expanding the consumer base for these products. Companies that provide cloud computing services and electronic equipment manufacturers also performed well during the 12 months. Internet and direct marketing retail was the best performing industry within the consumer discretionary sector for the period. As people stayed at home, they shopped online and ordered food. Companies such as Etsy and Grubhub were top performers within the sector. Domino’s Pizza and online gambling companies helped boost results within the hotels, restaurants and leisure industry.

Replicating the Performance of the Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that while the spread of COVID-19 and resulting economic implications continue to impact markets and the economy, the U.S. government and the Fed remain dedicated to supporting capital markets and the economy with various fiscal and monetary techniques. As always, we continue to monitor factors that affect the fund’s investments.

November 16, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P MidCap 400® Index provides investors with a benchmark for midsized companies. The Index measures the performance of midsized companies, reflecting the distinctive risk and return characteristics of this market segment. Investors cannot invest directly in any index.

3 “Standard & Poor’s®,” “S&P®,” and “S&P MidCap 400®” are registered trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use on behalf of the fund. The fund is not sponsored, endorsed, managed, advised, sold or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

An indexing strategy does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The prices of mid-cap company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

The fund may, but is not required, to use derivative instruments, such as options, futures, options on futures, forward contracts, swap agreements and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Investor shares and Class I shares of BNY Mellon Midcap Index Fund, Inc. with a hypothetical investment of $10,000 in the S&P MidCap 400® Index (the “Index”)

† Source: Lipper Inc.
†† The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Investor shares and Class I shares of BNY Mellon Midcap Index Fund, Inc. on 10/31/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index provides investors with a benchmark for mid-sized companies. The Index measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/2020
	Inception Date	1 Year	5 Years	10 Years
Investor Shares	6/19/1991	-1.66%	6.87%	9.83%
Class I	8/31/2016	-1.42%	7.09%†	9.94%†
S&P MidCap 400® Index		-1.15%	7.39%	10.36%

† The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Midcap Index Fund, Inc. from May 1, 2020 to October 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2020

	Investor Shares	Class I
Expense paid per $1,000†	$2.72	$1.36
Ending value (after expenses)	$1,160.20	$1,162.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2020

	Investor Shares	Class I
Expense paid per $1,000†	$2.54	$1.27
Ending value (after expenses)	$1,022.62	$1,023.88

†Expenses are equal to the fund’s annualized expense ratio of .50% for Investor Shares and .25% for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2020

Description	Shares		Value ($)
Common Stocks - 99.1%
Automobiles & Components - 2.1%
Adient	110,883	[a]	2,352,937
Dana	169,726		2,374,467
Fox Factory Holding	49,150	[a]	4,132,532
Gentex	290,567		8,039,989
Harley-Davidson	180,860	[b]	5,946,677
Lear	64,088		7,742,471
The Goodyear Tire & Rubber Company	275,500		2,281,140
Thor Industries	64,777		5,478,839
Visteon	33,038	[a]	2,961,857
			41,310,909
Banks - 6.5%
Associated Banc-Corp	180,468		2,470,607
BancorpSouth Bank	113,922		2,666,914
Bank of Hawaii	47,340	[b]	2,870,698
Bank OZK	143,719		3,561,357
Cathay General Bancorp	89,437		2,104,453
CIT Group	115,899		3,413,226
Commerce Bancshares	117,905	[b]	7,339,586
Cullen/Frost Bankers	66,211		4,652,647
East West Bancorp	166,069		6,058,197
Essent Group	132,711		5,288,533
F.N.B.	380,060		2,873,254
First Financial Bankshares	166,585		4,965,899
First Horizon National	653,879		6,806,880
Fulton Financial	189,956		2,087,616
Glacier Bancorp	111,786		4,001,939
Hancock Whitney	103,170		2,359,498
Home BancShares	177,710		2,949,986
International Bancshares	65,570		1,814,978
New York Community Bancorp	550,516		4,574,788
PacWest Bancorp	137,979		2,654,716
Pinnacle Financial Partners	88,859		4,068,854
Prosperity Bancshares	108,758		5,993,653
Signature Bank	63,223		5,104,625
Sterling Bancorp	230,028		3,077,775
Synovus Financial	172,686		4,489,836
TCF Financial	180,690		4,916,575
Texas Capital Bancshares	59,204	[a]	2,664,180
Trustmark	75,499		1,765,922
UMB Financial	51,345		3,125,370
Umpqua Holdings	260,746		3,274,970

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Banks - 6.5% (continued)
United Bankshares	152,003	[b]	3,987,039
Valley National Bancorp	480,619		3,671,929
Washington Federal	90,439		1,925,446
Webster Financial	107,248		3,454,458
Wintrust Financial	67,404		3,318,299
			130,354,703
Capital Goods - 12.6%
Acuity Brands	46,451	[b]	4,140,642
AECOM	188,452	[a]	8,450,188
AGCO	72,068		5,551,398
Axon Enterprise	74,568	[a]	7,374,775
Builders FirstSource	137,630	[a]	4,170,189
Carlisle	64,528		7,993,083
Colfax	119,826	[a,b]	3,258,069
Crane	58,617		2,974,813
Curtiss-Wright	49,034		4,136,508
Donaldson	148,130		7,036,175
Dycom Industries	37,387	[a]	2,427,912
EMCOR Group	64,353		4,388,231
EnerSys	50,564		3,620,382
Fluor	146,643		1,664,398
GATX	41,402	[b]	2,826,929
Generac Holdings	73,871	[a]	15,523,991
Graco	196,046		12,135,247
Hexcel	99,400		3,327,912
Hubbell	63,734		9,273,934
ITT	101,437		6,137,953
Kennametal	96,976		3,006,256
Lennox International	40,931		11,119,315
Lincoln Electric Holdings	69,723		7,099,196
MasTec	66,015	[a,b]	3,276,985
Mercury Systems	66,081	[a]	4,551,659
MSC Industrial Direct, Cl. A	54,177		3,773,970
Nordson	63,473		12,277,582
nVent Electric	198,967		3,591,354
Oshkosh	79,918		5,383,276
Owens Corning	126,924		8,309,714
Regal Beloit	47,582		4,693,964
Simpson Manufacturing	51,290		4,550,449
Sunrun	181,940	[a,b]	9,464,519
Terex	81,692		2,016,975
The Middleby	65,717	[a]	6,541,470
The Timken Company	80,214		4,788,776

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Capital Goods - 12.6% (continued)
The Toro Company	126,136		10,355,766
Trex	136,064	[a,b]	9,461,891
Trinity Industries	106,491	[b]	2,006,290
Univar Solutions	201,224	[a]	3,338,306
Valmont Industries	25,160		3,571,462
Watsco	38,572		8,645,528
Woodward	68,069		5,414,889
			253,652,321
Commercial & Professional Services - 3.2%
ASGN	61,523	[a]	4,102,354
Clean Harbors	60,918	[a]	3,226,826
CoreLogic	93,323		7,179,338
FTI Consulting	43,439	[a]	4,277,004
Healthcare Services Group	88,928	[b]	2,034,673
Herman Miller	70,462		2,146,977
HNI	51,265		1,668,676
IAA	158,392	[a]	8,963,403
Insperity	42,229		3,233,897
KAR Auction Services	154,348		2,247,307
Manpowergroup	68,931		4,678,347
MSA Safety	42,706		5,633,775
Stericycle	107,430	[a,b]	6,692,889
Tetra Tech	63,269		6,384,475
The Brink's Company	60,023		2,570,785
			65,040,726
Consumer Durables & Apparel - 3.5%
Brunswick	92,915		5,919,615
Carter's	51,453		4,190,847
Columbia Sportswear	36,201	[b]	2,700,233
Deckers Outdoor	32,927	[a]	8,342,714
Helen of Troy	29,720	[a,b]	5,634,912
KB Home	103,732		3,345,357
Mattel	409,404	[a]	5,637,493
Polaris	67,687		6,150,041
Skechers U.S.A, CI. A	159,946	[a]	5,071,888
Taylor Morrison Home	151,816	[a]	3,279,226
Tempur Sealy International	56,583	[a]	5,035,887
Toll Brothers	135,612		5,733,675
TopBuild	39,086	[a]	5,988,366
TRI Pointe Group	154,197	[a,b]	2,533,457
			69,563,711
Consumer Services - 5.3%
Adtalem Global Education	60,193	[a]	1,410,924

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Consumer Services - 5.3% (continued)
Boyd Gaming	94,978		3,012,702
Caesars Entertainment	234,467	[a]	10,508,811
Choice Hotels International	33,663		2,940,463
Churchill Downs	41,939		6,255,202
Cracker Barrel Old Country Store	27,897		3,175,237
Dunkin' Brands Group	96,709		9,642,854
Graham Holdings, Cl. B	4,961		1,886,867
Grand Canyon Education	55,421	[a]	4,343,344
H&R Block	228,710		3,947,535
Jack in the Box	26,869		2,151,132
Marriott Vacations Worldwide	48,441		4,679,401
Papa John's International	38,848		2,975,757
Penn National Gaming	169,308	[a]	9,139,246
Scientific Games	66,606	[a]	2,123,399
Service Corp. International	208,400		9,651,004
Six Flags Entertainment	88,759		1,918,970
Strategic Education	28,986		2,407,577
Texas Roadhouse	76,552		5,360,937
The Wendy's Company	212,572		4,644,698
Wingstop	35,120		4,085,510
WW International	55,775	[a]	1,180,199
Wyndham Destinations	100,954		3,294,129
Wyndham Hotels & Resorts	109,991		5,115,681
			105,851,579
Diversified Financials - 3.5%
Affiliated Managers Group	54,884		4,136,607
Eaton Vance	134,138		8,020,111
Evercore, Cl. A	47,830		3,804,398
FactSet Research Systems	44,689		13,697,178
Federated Hermes	113,772		2,719,151
FirstCash	48,398		2,518,632
Interactive Brokers Group, Cl. A	93,233		4,435,094
Janus Henderson Group	178,963		4,348,801
Jefferies Financial Group	254,853		4,972,182
LendingTree	9,352	[a,b]	3,026,214
Navient	228,894		1,833,441
SEI Investments	143,706		7,063,150
SLM	445,021		4,089,743
Stifel Financial	81,368		4,756,773
			69,421,475
Energy - 1.1%
Antero Midstream	337,412	[b]	1,933,371
ChampionX	221,977	[a]	1,937,859

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Energy - 1.1% (continued)
Cimarex Energy	121,274		3,076,721
CNX Resources	263,367	[a]	2,554,660
EQT	320,434		4,851,371
Equitrans Midstream	479,104		3,478,295
Murphy Oil	171,931		1,327,307
World Fuel Services	76,697		1,614,472
WPX Energy	482,687	[a]	2,225,187
			22,999,243
Food & Staples Retailing - 1.0%
BJ's Wholesale Club Holdings	161,952	[a,b]	6,201,142
Casey's General Stores	43,351		7,307,678
Grocery Outlet Holding	97,709	[a]	4,301,150
Sprouts Farmers Market	137,819	[a]	2,625,452
			20,435,422
Food, Beverage & Tobacco - 2.5%
Darling Ingredients	191,508	[a]	8,234,844
Flowers Foods	230,913		5,444,929
Ingredion	78,609		5,572,592
Lancaster Colony	23,034		3,826,869
Pilgrim's Pride	57,291	[a]	959,051
Post Holdings	74,393	[a]	6,390,359
Sanderson Farms	23,421		2,997,185
The Boston Beer Company, Cl. A	10,711	[a]	11,130,657
The Hain Celestial Group	99,424	[a]	3,057,288
Tootsie Roll Industries	19,829	[b]	592,491
TreeHouse Foods	66,384	[a]	2,578,355
			50,784,620
Health Care Equipment & Services - 6.9%
Acadia Healthcare	104,682	[a,b]	3,731,913
Amedisys	38,161	[a]	9,883,699
Avanos Medical	55,747	[a]	1,970,656
Cantel Medical	44,001	[b]	2,105,008
Chemed	18,707		8,947,932
Encompass Health	116,809		7,161,560
Globus Medical, Cl. A	89,412	[a]	4,660,153
Haemonetics	59,883	[a]	6,053,572
HealthEquity	89,919	[a]	4,629,929
Hill-Rom Holdings	78,231		7,124,497
ICU Medical	22,818	[a]	4,056,812
Integra LifeSciences Holdings	82,886	[a]	3,655,273
LHC Group	37,345	[a]	8,087,060
LivaNova	56,916	[a]	2,865,151
Masimo	59,457	[a]	13,307,666

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Health Care Equipment & Services - 6.9% (continued)
MEDNAX	98,978	[a]	1,261,969
Molina Healthcare	69,743	[a]	13,004,977
Neogen	62,532	[a]	4,360,982
NuVasive	60,288	[a]	2,678,596
Patterson	103,678	[b]	2,578,990
Penumbra	39,478	[a,b]	10,304,942
Quidel	44,892	[a,b]	12,044,075
Tenet Healthcare	123,285	[a]	3,025,414
			137,500,826
Household & Personal Products - .4%
Coty, Cl. A	341,493		990,330
Edgewell Personal Care	63,212	[a]	1,657,419
Energizer Holdings	68,053		2,677,886
Nu Skin Enterprises, Cl. A	60,454		2,983,405
			8,309,040
Insurance - 4.4%
Alleghany	16,929		9,258,978
American Financial Group	84,194		6,309,498
Brighthouse Financial	109,529	[a]	3,625,410
Brown & Brown	276,035		12,010,283
CNO Financial Group	165,717		2,941,477
First American Financial	130,904		5,837,009
Genworth Financial, Cl. A	593,315	[a]	2,331,728
Kemper	72,438		4,466,527
Mercury General	31,540		1,283,993
Old Republic International	331,759		5,401,037
Primerica	46,657		5,143,468
Reinsurance Group of America	79,814		8,062,810
RenaissanceRe Holdings	60,207		9,736,676
RLI	46,637		4,043,428
Selective Insurance Group	70,475		3,668,928
The Hanover Insurance Group	44,483		4,255,244
			88,376,494
Materials - 5.9%
AptarGroup	76,241		8,698,336
Ashland Global Holdings	64,598		4,507,002
Avient	108,788		3,380,043
Cabot	65,938		2,506,303
Commercial Metals	139,195		2,874,377
Compass Minerals International	40,275		2,431,804
Domtar	66,485		1,587,662
Eagle Materials	48,937		4,171,879
Greif, Cl. A	31,036		1,259,751

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Materials - 5.9% (continued)
Ingevity	48,851	[a]	2,680,943
Louisiana-Pacific	132,363		3,782,935
Minerals Technologies	40,027		2,189,077
NewMarket	8,665		3,099,384
O-I Glass	182,647		1,722,361
Olin	168,590		2,790,164
Reliance Steel & Aluminum	74,910		8,164,441
Royal Gold	77,087		9,158,706
RPM International	152,861		12,942,741
Sensient Technologies	50,356		3,294,793
Silgan Holdings	93,303		3,214,288
Sonoco Products	117,810		5,759,731
Steel Dynamics	236,198		7,435,513
The Chemours Company	193,594		3,898,983
The Scotts Miracle-Gro Company	48,115		7,219,656
United States Steel	258,626	[b]	2,498,327
Valvoline	218,156		4,291,129
Worthington Industries	43,007		2,116,374
			117,676,703
Media & Entertainment - 1.5%
AMC Networks, Cl. A	33,890	[a,b]	720,162
Cable One	6,370		11,031,948
Cinemark Holdings	128,663	[b]	1,053,750
John Wiley & Sons, Cl. A	50,969		1,578,000
TEGNA	256,127		3,081,208
The New York Times Company, Cl. A	169,543		6,724,075
TripAdvisor	115,074	[a]	2,199,064
World Wrestling Entertainment, Cl. A	55,303		2,010,817
Yelp	80,319	[a]	1,579,875
			29,978,899
Pharmaceuticals Biotechnology & Life Sciences - 4.6%
Arrowhead Pharmaceuticals	120,869	[a,b]	6,925,794
Bio-Techne	45,330		11,441,745
Charles River Laboratories International	58,431	[a]	13,304,739
Emergent BioSolutions	53,087	[a]	4,776,237
Exelixis	365,258	[a]	7,480,484
Jazz Pharmaceuticals	65,185	[a]	9,393,158
Ligand Pharmaceuticals	18,935	[a,b]	1,561,191
Medpace Holdings	32,326	[a]	3,586,246
Nektar Therapeutics	211,993	[a,b]	3,357,969
PRA Health Sciences	75,618	[a]	7,368,218
Prestige Consumer Healthcare	58,464	[a]	1,931,066
Repligen	57,396	[a]	9,560,452

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 4.6% (continued)
Syneos Health	82,776	[a,b]	4,393,750
United Therapeutics	52,153	[a]	7,000,497
			92,081,546
Real Estate - 8.8%
American Campus Communities	161,553	[c]	6,051,775
Brixmor Property Group	347,285	[c]	3,806,244
Camden Property Trust	114,491	[c]	10,560,650
CoreSite Realty	49,925	[c]	5,959,048
Corporate Office Properties Trust	133,467	[c]	2,993,665
Cousins Properties	176,338	[c]	4,493,092
CyrusOne	137,385	[c]	9,761,204
Douglas Emmett	193,275	[c]	4,561,290
EastGroup Properties	46,459	[c]	6,182,764
EPR Properties	87,900	[c]	2,095,536
First Industrial Realty Trust	149,315	[c]	5,944,230
Healthcare Realty Trust	160,495	[c]	4,461,761
Highwoods Properties	121,668	[c]	3,622,056
Hudson Pacific Properties	180,641	[c]	3,479,146
JBG SMITH Properties	131,441	[c]	3,069,147
Jones Lang LaSalle	60,808		6,862,791
Kilroy Realty	123,782	[c]	5,827,657
Lamar Advertising, Cl. A	101,418	[c]	6,283,859
Life Storage	55,082	[c]	6,287,610
Medical Properties Trust	621,799	[c]	11,080,458
National Retail Properties	205,059	[c]	6,563,939
Omega Healthcare Investors	266,653	[c]	7,682,273
Park Hotels & Resorts	278,639	[b,c]	2,766,885
Pebblebrook Hotel Trust	153,277	[b,c]	1,836,258
Physicians Realty Trust	245,409	[c]	4,137,596
Potlatchdeltic	78,761	[c]	3,272,520
PS Business Parks	23,437	[c]	2,672,521
Rayonier	161,960	[c]	4,110,545
Rexford Industrial Realty	146,267	[b,c]	6,795,565
Sabra Health Care REIT	244,624	[c]	3,219,252
Service Properties Trust	198,715	[c]	1,432,735
Spirit Realty Capital	120,673	[b,c]	3,626,224
STORE Capital	269,575	[c]	6,928,077
Taubman Centers	72,928	[c]	2,437,254
The GEO Group	144,462	[b,c]	1,279,933
The Macerich Company	131,880	[b,c]	917,885
Urban Edge Properties	126,925	[c]	1,193,095

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Real Estate - 8.8% (continued)
Weingarten Realty Investors	141,288	[c]	2,240,828
			176,497,368
Retailing - 3.7%
Aaron's Holdings	79,187		4,138,313
American Eagle Outfitters	173,872	[b]	2,383,785
AutoNation	68,887	[a]	3,907,959
Dick's Sporting Goods	76,828		4,352,306
Five Below	65,623	[a,b]	8,750,171
Foot Locker	122,954		4,534,544
Grubhub	109,115	[a]	8,070,145
Kohl's	187,006		3,981,358
Lithia Motors, Cl. A	30,091		6,907,991
Murphy USA	32,176		3,934,803
Nordstrom	129,002	[b]	1,560,924
Ollie's Bargain Outlet Holdings	66,763	[a]	5,814,390
RH	18,234	[a,b]	6,112,584
Urban Outfitters	81,661	[a,b]	1,824,307
Williams-Sonoma	91,417		8,338,145
			74,611,725
Semiconductors & Semiconductor Equipment - 5.1%
Cirrus Logic	68,875	[a]	4,743,421
CMC Materials	34,076		4,845,266
Cree	129,711	[a,b]	8,249,620
Enphase Energy	148,234	[a]	14,540,273
First Solar	100,219	[a]	8,723,563
MKS Instruments	65,148		7,061,392
Monolithic Power Systems	49,668		15,873,893
Semtech	76,827	[a]	4,217,034
Silicon Laboratories	51,385	[a]	5,264,907
SolarEdge Technologies	58,963	[a]	15,194,175
Synaptics	40,045	[a,b]	3,070,250
Universal Display	50,384		9,991,651
			101,775,445
Software & Services - 6.0%
ACI Worldwide	137,215	[a]	4,002,561
Alliance Data Systems	56,655		2,919,999
Blackbaud	58,993		2,910,715
CACI International, Cl. A	29,459	[a]	6,143,085
CDK Global	142,671		6,149,120
Ceridian HCM Holding	152,688	[a]	13,164,759
Commvault Systems	54,789	[a]	2,169,096
Fair Isaac	34,108	[a]	13,351,577
J2 Global	52,703	[a,b]	3,577,480

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Software & Services - 6.0% (continued)
KBR	167,793		3,740,106
Liveramp Holdings	77,283	[a]	5,107,633
Manhattan Associates	74,582	[a]	6,376,761
MAXIMUS	72,330		4,888,061
Paylocity Holding	43,627	[a]	8,093,681
Perspecta	160,742		2,882,104
PTC	122,861	[a]	10,305,581
Qualys	40,022	[a]	3,515,933
Sabre	372,575		2,429,189
SailPoint Technologies Holdings	106,500	[a]	4,420,815
Science Applications International	68,646		5,242,495
Teradata	130,477	[a]	2,396,862
WEX	52,118	[a]	6,595,533
			120,383,146
Technology Hardware & Equipment - 4.8%
Arrow Electronics	91,751	[a]	7,146,485
Avnet	116,222		2,867,197
Belden	52,057		1,607,520
Ciena	180,440	[a]	7,107,532
Cognex	203,540		13,413,286
Coherent	28,853	[a]	3,610,664
II-VI	122,402	[a,b]	5,565,619
InterDigital	36,490		2,042,710
Jabil	158,988		5,268,862
Littelfuse	28,739		5,688,598
Lumentum Holdings	88,877	[a]	7,349,239
National Instruments	155,146		4,852,967
NCR	152,827	[a]	3,105,445
NETSCOUT Systems	85,423	[a]	1,752,880
SYNNEX	48,366		6,366,900
Trimble	294,325	[a]	14,165,862
Viasat	76,131	[a]	2,580,841
Vishay Intertechnology	154,823		2,511,229
			97,003,836
Telecommunication Services - .1%
Telephone & Data Systems	117,424		1,996,208
Transportation - 1.8%
Avis Budget Group	60,753	[a]	2,045,553
JetBlue Airways	322,985	[a]	3,866,130
Kirby	71,007	[a]	2,733,059
Knight-Swift Transportation Holdings	147,796		5,614,770
Landstar System	45,038		5,616,239
Ryder System	63,327		3,119,488

Description		Shares		Value ($)
Common Stocks - 99.1% (continued)
Transportation - 1.8% (continued)
Werner Enterprises		68,676		2,611,062
XPO Logistics		107,344	[a,b]	9,660,960
				35,267,261
Utilities - 3.8%
ALLETE		61,706		3,182,795
Black Hills		73,537		4,166,606
Essential Utilities		262,298		10,806,678
Hawaiian Electric Industries		127,948		4,227,402
IDACORP		59,198		5,193,441
MDU Resources Group		236,738		5,624,895
National Fuel Gas		107,270		4,286,509
New Jersey Resources		114,088		3,329,088
NorthWestern		59,157		3,083,854
OGE Energy		235,108		7,234,273
ONE Gas		62,026		4,282,275
PNM Resources		93,952		4,697,600
Southwest Gas Holdings		65,937		4,333,380
Spire		60,988		3,417,768
UGI		244,742		7,914,956
				75,781,520
Total Common Stocks (cost $1,449,556,301)				1,986,654,726
		Principal Amount ($)
Short-Term Investments - .0%
U.S. Treasury Bills - .0%
0.20%, 2/25/21 (cost $758,520)		759,000	[d,e]	758,770
	1-Day Yield (%)	Shares
Investment Companies - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $6,698,779)	0.10	6,698,779	[f]	6,698,779

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $8,924,121)	0.10	8,924,121	[f]	8,924,121
Total Investments (cost $1,465,937,721)		99.9%		2,003,036,396
Cash and Receivables (Net)		.1%		2,745,738
Net Assets		100.0%		2,005,782,134

REIT—Real Estate Investment Trust

a Non-income producing security.
b Security, or portion thereof, on loan. At October 31, 2020, the value of the fund’s securities on loan was $132,189,676 and the value of the collateral was $138,022,764, consisting of cash collateral of $8,924,121 and U.S. Government & Agency securities valued at $129,098,643.
c Investment in real estate investment trust within the United States.
d Held by a counterparty for open exchange traded derivative contracts.
e Security is a discount security. Income is recognized through the accretion of discount.
f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Industrials	17.7
Information Technology	15.9
Consumer Discretionary	14.5
Financials	14.4
Health Care	11.4
Real Estate	8.8
Materials	5.9
Consumer Staples	4.0
Utilities	3.8
Communication Services	1.6
Energy	1.1
Investment Companies	.8
Government	.0
99.9

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/19 ($)	Purchases ($)†	Sales ($)	Value 10/31/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund	11,652,384	583,413,341	(588,366,946)	6,698,779.3		133,051
Investment of Cash Collateral for Securities Loaned:
Dreyfus Institutional Preferred Government Plus Money Market Fund	40,453,746	173,527,921	(205,057,546)	8,924,121.5		-
Total	52,106,130	756,941,262	(793,424,492)	15,622,900.8		133,051

† Includes reinvested dividends/distributions.
See notes to financial statements.

STATEMENT OF FUTURES

October 31, 2020

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized (Depreciation) ($)
Futures Long
Standard & Poor's Midcap 400 E-mini	109	12/18/2020	21,135,754	20,662,040	(473,714)
Gross Unrealized Depreciation				(473,714)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $132,189,676)—Note 1(c):
Unaffiliated issuers	1,450,314,821	1,987,413,496
Affiliated issuers	15,622,900	15,622,900
Cash		73,611
Receivable for investment securities sold		12,863,753
Receivable for shares of Common Stock subscribed		1,304,108
Dividends and securities lending income receivable		952,034
		2,018,229,902
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		746,590
Liability for securities on loan—Note 1(c)		8,924,121
Payable for shares of Common Stock redeemed		2,386,097
Payable for investment securities purchased		245,648
Directors’ fees and expenses payable		86,496
Payable for futures variation margin—Note 4		58,816
		12,447,768
Net Assets ($)		2,005,782,134
Composition of Net Assets ($):
Paid-in capital		1,260,309,622
Total distributable earnings (loss)		745,472,512
Net Assets ($)		2,005,782,134

Net Asset Value Per Share	Investor Shares	Class I
Net Assets ($)	1,466,328,247	539,453,887
Shares Outstanding	48,434,817	17,860,600
Net Asset Value Per Share ($)	30.27	30.20

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended October 31, 2020

Investment Income ($):
Income:
Cash dividends (net of $2,396 foreign taxes withheld at source):
Unaffiliated issuers	36,241,989
Affiliated issuers	131,269
Income from securities lending—Note 1(c)	575,877
Interest	42,422
Total Income	36,991,557
Expenses:
Management fee—Note 3(a)	5,648,583
Shareholder servicing costs—Note 3(b)	4,051,745
Directors’ fees—Note 3(a,c)	276,500
Loan commitment fees—Note 2	73,039
Interest expense—Note 2	884
Total Expenses	10,050,751
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(276,500)
Net Expenses	9,774,251
Investment Income—Net	27,217,306
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	265,043,783
Net realized gain (loss) on futures	(2,106,643)
Capital gain distributions from affiliated issuers	1,782
Net Realized Gain (Loss)	262,938,922
Net change in unrealized appreciation (depreciation) on investments	(353,721,221)
Net change in unrealized appreciation (depreciation) on futures	(682,616)
Net Change in Unrealized Appreciation (Depreciation)	(354,403,837)
Net Realized and Unrealized Gain (Loss) on Investments	(91,464,915)
Net (Decrease) in Net Assets Resulting from Operations	(64,247,609)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2020	2019
Operations ($):
Investment income—net	27,217,306	37,051,583
Net realized gain (loss) on investments	262,938,922	247,223,893
Net change in unrealized appreciation (depreciation) on investments	(354,403,837)	(72,617,980)
Net Increase (Decrease) in Net Assets Resulting from Operations	(64,247,609)	211,657,496
Distributions ($):
Distributions to shareholders:
Investor Shares	(194,638,217)	(244,574,349)
Class I	(81,299,384)	(108,705,932)
Total Distributions	(275,937,601)	(353,280,281)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	176,665,684	256,644,043
Class I	140,593,279	177,856,734
Distributions reinvested:
Investor Shares	189,969,095	239,293,099
Class I	41,048,264	54,360,648
Cost of shares redeemed:
Investor Shares	(604,536,723)	(662,985,612)
Class I	(341,157,493)	(483,237,429)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(397,417,894)	(418,068,517)
Total Increase (Decrease) in Net Assets	(737,603,104)	(559,691,302)
Net Assets ($):
Beginning of Period	2,743,385,238	3,303,076,540
End of Period	2,005,782,134	2,743,385,238
Capital Share Transactions (Shares):
Investor Shares[a,b]
Shares sold	6,241,855	7,777,767
Shares issued for distributions reinvested	5,842,156	8,423,823
Shares redeemed	(20,501,751)	(20,116,492)
Net Increase (Decrease) in Shares Outstanding	(8,417,740)	(3,914,902)
Class Ia,b
Shares sold	5,239,754	5,505,556
Shares issued for distributions reinvested	1,268,434	1,921,187
Shares redeemed	(12,212,580)	(14,807,228)
Net Increase (Decrease) in Shares Outstanding	(5,704,392)	(7,380,485)

[a]During the period ended October 31, 2019, 27,964 Class I shares representing $957,373 were automatically converted to 27,900 Investor shares.
[b]During the period ended October 31, 2020, 11,406 Class I shares representing $284,760 were exchanged for 11,365 Class Investor shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Investor Shares	2020	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	34.13	36.02	39.03	35.17	37.70
Investment Operations:
Investment income—net[b]	.34	.40	.42	.32	.42
Net realized and unrealized gain (loss) on investments	(.67)	1.82	(.11)	7.30	1.45
Total from Investment Operations	(.33)	2.22	.31	7.62	1.87
Distributions:
Dividends from investment income—net	(.43)	(.44)	(.35)	(.38)	(.43)
Dividends from net realized gain on investments	(3.10)	(3.67)	(2.97)	(3.38)	(3.97)
Total Distributions	(3.53)	(4.11)	(3.32)	(3.76)	(4.40)
Net asset value, end of period	30.27	34.13	36.02	39.03	35.17
Total Return (%)	(1.66)	8.48	.52	22.89	5.79
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.52	.51	.51	.51	.51
Ratio of net expenses to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income to average net assets	1.13	1.19	1.09	.88	1.23
Portfolio Turnover Rate	17.90	15.37	15.73	24.48	21.68
Net Assets, end of period ($ x 1,000)	1,466,328	1,940,533	2,189,027	2,711,092	3,191,813

a    On August 31, 2016, the fund redesignated existing shares as Investor shares.
b Based on average shares outstanding.
See notes to financial statements.

	Year Ended October 31,
Class I Shares	2020	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	34.07	36.00	39.01	35.18	36.39
Investment Operations:
Investment income—net[b]	.42	.48	.50	.42	.02
Net realized and unrealized gain (loss) on investments	(.67)	1.81	(.08)	7.28	(1.23)
Total from Investment Operations	(.25)	2.29	.42	7.70	(1.21)
Distributions:
Dividends from investment income—net	(.52)	(.55)	(.46)	(.49)	-
Dividends from net realized gain on investments	(3.10)	(3.67)	(2.97)	(3.38)	-
Total Distributions	(3.62)	(4.22)	(3.43)	(3.87)	-
Net asset value, end of period	30.20	34.07	36.00	39.01	35.18
Total Return (%)	(1.42)	8.76	.79	23.17	(3.33)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.27	.26	.26	.26	.26[d]
Ratio of net expenses to average net assets	.25	.25	.25	.25	.25[d]
Ratio of net investment income to average net assets	1.40	1.46	1.31	1.10	.70[d]
Portfolio Turnover Rate	17.90	15.37	15.73	24.48	21.68
Net Assets, end of period ($ x 1,000)	539,454	802,852	1,114,049	1,024,602	5,867

a From August 31, 2016 (commencement of initial offering) to October 31, 2016.
b Based on average shares outstanding.
c Not annualized.
d Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Midcap Index Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified open-end management investment company. The fund’s investment objective is to seek to match the performance of the S&P’s MidCap 400® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Investor shares (200 million shares authorized) and Class I (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (continued)

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the fund’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities— Common Stocks	1,986,654,726	-	-	1,986,654,726
Investment Companies	15,622,900	-	-	15,622,900
U.S. Treasury Securities	-	758,770	-	758,770
Liabilities ($)
Other Financial Instruments:
Futures††	(473,714)	-	-	(473,714)

† See Statement of Investments for additional detailed categorizations, if any.
†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations. Foreign taxes payable or deferred as of October 31, 2020, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The

NOTES TO FINANCIAL STATEMENTS (continued)

fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2020, The Bank of New York Mellon earned $113,524 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $20,483,220, undistributed capital gains $209,242,745 and unrealized appreciation $515,746,547.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2020 and October 31, 2019 were as follows: ordinary income $35,453,303 and $57,653,854, and long-term capital gains $240,484,298 and $295,626,427, respectively.

During the period ended October 31, 2020, as a result of permanent book to tax differences, primarily due to the tax treatment for treating a portion of the proceeds from redemptions as a distribution for tax purposes, the fund decreased total distributable earnings (loss) by $48,589,702 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an

NOTES TO FINANCIAL STATEMENTS (continued)

amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2020 was approximately $69,126 with a related weighted average annualized interest rate of 1.28%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. Out of its fee, the Adviser pays all of the expenses of the fund except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of the interested Directors (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2020, fees reimbursed by the Adviser amounted to $276,500.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts, such as recordkeeping and sub-accounting services. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service

Agents. During the period ended October 31, 2020, the fund was charged $4,051,745 pursuant to the Shareholder Services Plan.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $445,291 and Shareholder Services Plan fees of $325,799, which are offset against an expense reimbursement currently in effect in the amount of $24,500.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended October 31, 2020, amounted to $401,478,741 and $1,057,368,679, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2020 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the

NOTES TO FINANCIAL STATEMENTS (continued)

exchange guarantees the futures against default. Futures open at October 31, 2020 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2020:

Average Market Value ($)
Equity futures	19,515,582

At October 31, 2020, the cost of investments for federal income tax purposes was $1,487,289,849; accordingly, accumulated net unrealized appreciation on investments was $515,746,547, consisting of $728,641,580 gross unrealized appreciation and $212,895,033 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Midcap Index Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Midcap Index Fund, Inc. (the “Fund”), including the statements of investments, investments in affiliated issuers and futures, as of October 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 23, 2020

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 77.25% of the ordinary dividends paid during the fiscal year ended October 31, 2020 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $19,468,518 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2021 of the percentage applicable to the preparation of their 2020 income tax returns. The fund also hereby reports $.0290 per share as a long-term capital gain distribution paid on March 24, 2020 and also $3.0734 per share as a long-term capital gain distribution paid on December 26, 2019.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited) (continued)

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 110

———————

Peggy C. Davis (77)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 39

———————

Gina D. France (62)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003 –Present)

• Corporate Director and Trustee (2004 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015 – Present)

• Baldwin Wallace University, Trustee (2013- 2019)

• FirstMerit Corporation, a diversified financial services company, Director (2004 – 2016)

No. of Portfolios for which Board Member Serves: 25

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Joan Gulley (73)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 43

———————

Robin A. Melvin (57)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, Westover School, a private girls’ boarding school in Middlebury, Connecticut (2019 – Present); Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois (2014 – 2020); Board member, Mentor Illinois (2013 – 2020)

No. of Portfolios for which Board Member Serves: 88

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
James F. Henry, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 61 investment companies (comprised of 110 portfolios) managed by the Adviser. She is 49 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

OFFICERS OF THE FUND (Unaudited) (continued)

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since March 2009, Senior Counsel of BNY Mellon from April 2004 to March 2009, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since January 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (62 investment companies, comprised of 133 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Midcap Index Fund, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols: Investor: PESPX Class I: DMIDX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0113AR1020

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,338 in 2019 and $34,853 in 2020.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $7,803 in 2019 and $7,066 in 2020.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,440 in 2019 and $3,317 in 2020.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,442 in 2019 and $0 in 2020.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2019 and $0 in 2020.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2)  Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $616,767 in 2019 and $1,174,149 in 2020.

Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Midcap Index Fund, Inc.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    December 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    December 22, 2020

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    December 22, 2020

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)